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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                          Date of report: June 29, 2001

                               Lotus Pacific, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-24999
                            (Commission File Number)

                                   52-1947160
                        (IRS Employer Identification No.)

 200 Centennial Avenue, Suite 201, Piscataway, New Jersey          08854
 (Address of principal executive offices)                        (Zip Code)

 Registrant's telephone number, including area code: 732-885-1750


                   The total number of pages in this document, including exhibits, is 9.

                   The Exhibit Index is located at page 6.


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ITEM 5.  OTHER EVENTS.

                  On Friday, June 29, 2001, T.C.L. Industries Holdings (H.K.) Limited, a stockholder of Lotus Pacific, Inc. (the "Corporation"), delivered to the Corporation at its principal place of business written consents signed by the holders of more than a majority of the outstanding shares of the Corporation entitled to vote in accordance with Section 228(a) of the Delaware General Corporation Law (the "Consents"). The Consents effected the actions set forth in the Consent Solicitation Statement regarding the Corporation filed pursuant to
Section 14(a) of the Securities Exchange Act of 1934 by T.C.L. Industries Holdings (H.K.) Limited on June 8, 2001 (the "Consent Solicitation").

                  Immediately following this delivery of Consents, the newly elected Board of Directors of the Corporation held a special meeting by means of teleconference at which a quorum of the Board of Directors were present for the transaction of business. At such meeting, the Board of Directors adopted resolutions that:

                  ratified all actions effected by the stockholders of the Corporation pursuant to the Consents;

                  elected Li Dong Sheng as Chairman of the Board of Directors;

                  removed each of the persons appointed or elected as an officer of the Corporation prior to this meeting;

                  appointed Yan Yong President, Chief Executive Officer, Chief Financial Officer and Secretary of the Corporation to hold office at the pleasure of the Board of Directors;

                  terminated the employment of William Hu with the Corporation;

                  authorized the President of the Corporation to take all action necessary to secure the control of this Board of Directors over the Corporation, its employees and its assets and properties including its subsidiaries;

                  ratified and approved in all respects all acts done by T.C.L. Industries Holdings (H.K.) Limited and any of its agents in connection with the Consent Solicitation; and

                  authorized the President, Chief Executive Officer and Chief Financial Officer of the Corporation to do all acts and




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things, to make disbursements and to execute and deliver all documents, from time to time necessary desirable or appropriate to be done, in order to carry out the purpose and intent from the foregoing resolutions and to operate the Corporation, including, without limitation, the removal and appointment or election of officers or directors of any subsidiaries or affiliates of the Corporation.

                  The Consents also amended the bylaws of the Corporation to:

                  classify the Board into three classes, each of which, after a transitional arrangement, will serve for three years, with one class being elected each year;

                  grant to the Board the exclusive power to fill vacancies created on the Board;

                  provide that directors may be removed only for cause (i.e., willful misconduct in connection with the duties as a director or conviction of a felony or a misdemeanor involving moral turpitude) by the approval of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"); and

                  provide that the stockholder vote required to amend or repeal the foregoing provisions of the bylaws of the Corporation or to adopt any provision inconsistent therewith shall be 66 2/3% of the Voting Stock.

A copy of the amendments are attached.

                  On Monday, July 2, 2001, the corporation announced that a new Board of Directors and management team had been elected and appointed as of Friday, June 29, 2001, replacing the prior Board and management.




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ITEM 7.  Exhibits

(c)      Exhibits
         --------

         Exhibit     Description
         -------     -----------

         1           Amendments to the bylaws of the Corporation.

         2 Press Release dated July 2, 2001 announcing the election and appointment of a new Board Of Directors and management team as of Friday, June 29, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Lotus Pacific, Inc.



Date: July 2, 2001                     By: /s/ Yan Yong
                                          -------------
                                            Yan Yong
                                            President and Chief Executive
                                            Officer


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                                  EXHIBIT INDEX


Exhibit                                                     Numbered Page
-------                                                     -------------

1              Amendments to the bylaws of the
               Corporation.

2              Press Release dated July 2, 2001
               announcing the election and
               appointment of a new Board Of
               Directors and management team as
               of Friday, June 29, 2001.




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